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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

     REGISTRATION STATEMENT (NO. 33-53683) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 15

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 18

                           VANGUARD TAX-MANAGED FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON APRIL 12, 2002, PURSUANT TO PARAGRAPH (B) OF RULE 485.

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

                                       VANGUARD TAX-MANAGED FUNDS(R)

                           INVESTOR SHARES & ADMIRAL SHARES - APRIL 12, 2002


This prospectus
contains financial data
for the Funds through
the fiscal year ended
December 31, 2001.


prospectus

                                              VANGUARD TAX-MANAGED BALANCED FUND

                                     VANGUARD TAX-MANAGED GROWTH AND INCOME FUND

                                  VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND

                                             VANGUARD TAX-MANAGED SMALL-CAP FUND

                                         VANGUARD TAX-MANAGED INTERNATIONAL FUND



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD TAX-MANAGED FUNDS
Investor Shares and Admiral Shares
Prospectus
April 12, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
 1 AN INTRODUCTION TO TAX-MANAGED INVESTING

 2 FUND PROFILES
    2 Vanguard Tax-Managed Balanced Fund
    6 Vanguard Tax-Managed Growth and Income Fund
   10 Vanguard Tax-Managed Capital Appreciation Fund
   14 Vanguard Tax-Managed Small-Cap Fund
   17 Vanguard Tax-Managed International Fund

20 MORE ON THE FUNDS

30 THE FUNDS AND VANGUARD

31 INVESTMENT ADVISER

31 DIVIDENDS, CAPITAL GAINS, AND TAXES

33 SHARE PRICE

34 FINANCIAL HIGHLIGHTS

39 INVESTING WITH VANGUARD
   39 Buying Shares
   40 Converting Shares
   41 Redeeming Shares
   44 Exchanging Shares
   45 Other Rules You Should Know
   47 Fund and Account Updates
   48 Contacting Vanguard

GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

This prospectus offers Investor Shares for all of the Funds as well as Admiral Shares for two of the Funds. Please note that Admiral Shares are not available to accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers Institutional Shares of each Fund (except the Tax-Managed Balanced Fund). Institutional Shares are for investors who are willing to invest a minimum of $10 million.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

AN INTRODUCTION TO TAX-MANAGED INVESTING

Most mutual funds seek to maximize pre-tax total returns, without regard to the personal tax consequences for investors. Yet most investors stand to lose a significant portion of their investment returns to federal, state, and local taxes. Fund dividends and short-term capital gains are now taxed at federal income tax rates as high as 38.6%; and for long-term capital gains, the rates can be up to 20%. The Vanguard Tax-Managed Funds aim to minimize the impact of taxes on investors' total returns by operating in a tax-efficient manner. Each Fund uses these tax-management techniques:
o Low turnover. Each Fund minimizes turnover by employing an index-oriented approach to stock investing. Instead of trading frequently, the Fund simply buys and holds all, or a representative sample, of the stocks that make up its target index. Frequent trading--a hallmark of many actively managed funds--causes the Fund to realize capital gains, which must then be distributed to shareholders, reducing after-tax returns.
o A disciplined sell-selection method. When selling specific securities, each Fund will select a specific share lot--more often than not, the highest-cost shares--in order to minimize realized capital gains. In addition, the Fund may sell securities at a loss in order to offset realized capital gains that would otherwise have to be distributed to shareholders.
o Bias against taxable dividend income. The Tax-Managed Balanced and Tax-Managed Capital Appreciation Funds minimize taxable dividend income by focusing on the lower-yielding stocks in their shared target index (the Russell 1000 Index). In addition, the bond portion of the Tax-Managed Balanced Fund is made up of municipal securities, which generate tax-exempt dividends.
o Redemption fees. Each Fund imposes redemption fees on short-term investors, whose in-and-out activity can reduce the Fund's tax efficiency by causing it to realize capital gains. The fee is 2% for shares held for less than one year, and 1% for shares held at least one year but less than five years. These fees are paid to the Fund to help cover transaction costs it incurs when selling securities to meet redemptions.

     On the following pages, you'll find profiles that summarize the key features of the Tax-Managed Growth and Income and Capital Appreciation Funds (Investor Shares and Admiral Shares) as well as the Balanced, Small-Cap, and International Funds (Investor Shares). Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE--
VANGUARD(R) TAX-MANAGED BALANCED FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of federally tax-exempt current income, long-term capital growth, and a modest amount of taxable current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests approximately 50% to 55% of its assets in municipal securities and the balance in common stocks. The fixed income portion of the Fund is concentrated in high-quality municipal securities with a dollar-weighted average maturity expected to be between 7 and 12 years. The Fund's stock holdings are chosen from the Russell 1000 Index--an index of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance while minimizing taxable dividend distributions. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock and bond markets. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from large- or mid-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.
o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should range from low to moderate for the Fund, because it invests only a portion of its assets in bonds.
o Call risk, which is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.
o Credit risk, which is the chance a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund because the fixed income portion of the Fund is invested primarily in bonds that are high-quality.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              1995          24.52%
                              1996          12.21%
                              1997          16.55%
                              1998          16.93%
                              1999          15.49%
                              2000          -0.50%
                              2001          -3.54%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.32% (quarter ended December 31, 1998), and the lowest return for a quarter was -7.25% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Fund (including operating expenses and any applicable shareholder fees) compare with those of relevant market indexes and a composite stock/bond index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                            1 YEAR   5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED BALANCED FUND
  Return Before Taxes                       -4.50%     8.60%              10.53%
  Return After Taxes on Distributions       -4.64      8.47               10.38
  Return After Taxes on Distributions
    and Sale of Fund Shares                 -1.89      7.49                9.24
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (reflects no deduction
  for fees, expenses, or taxes)            -12.45%    10.50%              14.69%
--------------------------------------------------------------------------------
LEHMAN BROTHERS 7 YEAR MUNICIPAL
  BOND INDEX (reflects no deduction
  for fees, expenses, or taxes)              5.18%     5.55%               6.01%
--------------------------------------------------------------------------------
TAX-MANAGED BALANCED COMPOSITE INDEX**
  (reflects no deduction for fees,
  expenses, or taxes)                       -3.48%     8.45%              10.62%
--------------------------------------------------------------------------------
 *September 6, 1994.
**Weighted 50% Russell 1000 Index and 50% Lehman Brothers 7 Year  Municipal Bond
  Index.
--------------------------------------------------------------------------------

4

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Purchase Fee:                                                     None*
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                               2% or 1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                             0.17%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                  0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.19%

 *The Fund reserves  the right to deduct a purchase fee from future purchases of shares.
**The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

--------------------------------------------------
1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------
 $124          $176          $107           $243
--------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example because the Fund's 1% redemption fee does not apply.

--------------------------------------------------
1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------
  $19           $61          $107           $243
--------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are distributed quarterly in March,      $10,000
June, September, and December; capital gains, if
any, are distributed annually in December.         NEWSPAPER ABBREVIATION
                                                   TxMBal
INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa.,             VANGUARD FUND NUMBER
since inception                                    103

INCEPTION DATE                                     CUSIP NUMBER
September 6, 1994                                  921943304

NET ASSETS AS OF DECEMBER 31, 2001                 TICKER SYMBOL
$419 million                                       VTMFX

SUITABLE FOR IRAS
No
--------------------------------------------------------------------------------

6

FUND PROFILE--VANGUARD(R)
TAX-MANAGED GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of a moderate level of current income and long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's 500 Index--an index that contains a significant number of dividend-paying stocks of the largest U.S. companies. The Fund will hold substantially all of the S&P 500 Index stocks in approximately the same proportions as in the Index. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              1995          37.53%
                              1996          23.03%
                              1997          33.31%
                              1998          28.67%
                              1999          21.12%
                              2000          -9.03%
                              2001         -11.93%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.66% (quarter ended September 30, 2001).

     The table shows how the average annual total returns of the Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. The table presents information for the Investor Shares only, because Admiral Shares were not available during the periods shown. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for other share classes will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                            1 YEAR   5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
  INVESTOR SHARES
  Return Before Taxes                      -12.81%    10.73%              14.93%
  Return After Taxes on Distributions      -13.23     10.21               14.26
  Return After Taxes on Distributions
    and Sale of Fund Shares                 -7.81      8.62               12.38
--------------------------------------------------------------------------------
S&P 500 INDEX (reflects no deduction
  for fees, expenses, or taxes)            -11.89%    10.70%              14.90%
--------------------------------------------------------------------------------
*September 6, 1994.
--------------------------------------------------------------------------------

8

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

                                                       INVESTOR        ADMIRAL
                                                         SHARES         SHARES
                                                         ------         ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None           None
Purchase Fee:                                              None*          None*
Sales Charge (Load) Imposed on Reinvested Dividends        None           None
Redemption Fee:                                        2% or 1%**     2% or 1%**

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.16%          0.12%
12b-1 Distribution Fee:                                    None           None
Other Expenses:                                           0.02%          0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.18%          0.14%

 *The Fund reserves  the right to deduct a purchase fee from future purchases of shares.
**The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first examples assume that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

-----------------------------------------------------------------------
                        1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------
INVESTOR SHARES           $123          $173         $101          $230
ADMIRAL SHARES             119           160           79           179
-----------------------------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples because the Fund's 1% redemption fee does not apply.

----------------------------------------------------------------------
                        1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------
INVESTOR SHARES           $18           $58         $101          $230
ADMIRAL SHARES             14            45           79           179
----------------------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        CONVERSION FEATURES
Dividends are distributed quarterly in March,        Investor Shares- May be
June, September, and December; capital gains, if   converted to Admiral Shares
any, are distributed annually in December.         if you meet certain account
                                                   balance and tenure
INVESTMENT ADVISER                                 requirements
The Vanguard Group, Valley Forge, Pa.,               Admiral Shares-Will be
since inception                                    converted to Investor Shares
                                                   if you are no longer eligible
INCEPTION DATE                                     for Admiral Shares
Investor Shares-September 6, 1994
Admiral Shares-November 12, 2001                   NEWSPAPER ABBREVIATION
                                                   Investor Shares-TxMGI
NET ASSETS (ALL SHARE CLASSES) AS OF               Admiral Shares-TxMGIAdml
DECEMBER 31, 2001
$2.3 billion                                       VANGUARD FUND NUMBER
                                                   Investor Shares-101
SUITABLE FOR IRAS                                  Admiral Shares-5101
No
                                                   CUSIP NUMBER
MINIMUM INITIAL INVESTMENT                         Investor Shares-921943106
Invesor Shares-$10,000                             Admiral Shares-921943874
Admiral Shares-$250,000
                                                   TICKER SYMBOL
                                                   Investor Shares-VTGIX
                                                   Admiral Shares-VTGLX
--------------------------------------------------------------------------------

10

FUND PROFILE--VANGUARD(R)
TAX-MANAGED CAPITAL APPRECIATION FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Russell 1000 Index--an index of the stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance while minimizing taxable dividend distributions. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from large- and mid-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              1995          34.38%
                              1996          20.93%
                              1997          27.29%
                              1998          27.95%
                              1999          33.50%
                              2000         -10.13%
                              2001         -15.34%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 25.47% (quarter ended December 31, 1998), and the lowest return for a quarter was -18.58% (quarter ended September 30, 2001).

     The table shows how the average annual total returns of the Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. The table presents information for the Fund's Investor Shares only, because Admiral Shares were not available during the periods shown. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for other share classes will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                            1 YEAR   5 YEARS    SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED CAPITAL APPECIATION
  FUND INVESTOR SHARES
  Return Before Taxes                      -16.18%    10.59%              14.39%
  Return After Taxes on Distributions      -16.40     10.37               14.13
  Return After Taxes on Distributions
    and Sale of Fund Shares                 -9.86      8.67               12.12
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (reflects no deduction
  for fees, expenses, or taxes)            -12.45%    10.50%              14.69%
--------------------------------------------------------------------------------
*September 6, 1994.
--------------------------------------------------------------------------------

12

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

                                                       INVESTOR        ADMIRAL
                                                         SHARES         SHARES
                                                         ------         ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                  None           None
Purchase Fee:                                              None*          None*
Sales Charge (Load) Imposed on Reinvested Dividends        None           None
Redemption Fee:                                        2% or 1%**     2% or 1%**

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                      0.16%          0.12%
12b-1 Distribution Fee:                                    None           None
Other Expenses:                                           0.02%          0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                    0.18%          0.14%

 *The Fund reserves  the right to deduct a purchase fee from future purchases of shares.
**The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first examples assume that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

------------------------------------------------------------------------
                        1 YEAR       3 YEARS       5 YEARS      10 YEARS
------------------------------------------------------------------------
INVESTOR SHARES           $123          $173          $101          $230
ADMIRAL SHARES             119           160            79           179
------------------------------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples because the Fund's 1% redemption fee does not apply.

---------------------------------------------------------------------
                        1 YEAR      3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------
INVESTOR SHARES            $18          $58         $101         $230
ADMIRAL SHARES              14           45           79          179
---------------------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        CONVERSION FEATURES
Dividends are distributed quarterly in March,        Investor Shares- May be
June, September, and December; capital gains, if   converted to Admiral Shares
any, are distributed annually in December.         if you meet certain account
                                                   balance and tenure
INVESTMENT ADVISER                                 requirements
The Vanguard Group, Valley Forge, Pa.,               Admiral Shares-Will be
since inception                                    converted to Investor Shares
                                                   if you are no longer eligible
INCEPTION DATE                                     for Admiral Shares
Investor Shares-September 6, 1994
Admiral Shares-November 12, 2001                   NEWSPAPER ABBREVIATION
                                                   Investor Shares-TxMCap
NET ASSETS (ALL SHARE CLASSES) AS OF               Admiral Shares-TxMCapAdml
DECEMBER 31, 2001
$2.6 billion                                       VANGUARD FUND NUMBER
                                                   Investor Shares-102
SUITABLE FOR IRAS                                  Admiral Shares-5102
No
                                                   CUSIP NUMBER
MINIMUM INITIAL INVESTMENT                         Investor Shares-921943205
Invesor Shares-$10,000                             Admiral Shares-921943866
Admiral Shares-$250,000
                                                   TICKER SYMBOL
                                                   Investor Shares-VMCAX
                                                   Admiral Shares-VTCLX
--------------------------------------------------------------------------------

14

FUND PROFILE--
VANGUARD(R) TAX-MANAGED SMALL-CAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's SmallCap 600 Index--an index that is made up of stocks of smaller U.S. companies. The Fund will hold substantially all of the S&P SmallCap 600 Index stocks in approximately the same proportions as in the Index. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              2000         13.44%
                              2001          5.44%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.52% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.83% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for another share class will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                     1 YEAR     SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED SMALL-CAP FUND INVESTOR SHARES
  Return Before Taxes                                 3.87%               15.43%
  Return After Taxes on Distributions                 3.64                15.17
  Return After Taxes on Distributions
    and Sale of Fund Shares                           2.35                12.50
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX (reflects no deduction
  for fees, expenses, or taxes)                       6.54%               15.41%
--------------------------------------------------------------------------------
*March 25, 1999.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Purchase Fee:                                                     None*
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                               2% or 1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                             0.17%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                  0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.20%

 *The Fund reserves  the right to deduct a purchase fee from future purchases of shares.
**The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

16

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

---------------------------------------------
1 YEAR       3 YEARS     5 YEARS     10 YEARS
---------------------------------------------
 $125         $180        $113         $255
---------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example because the Fund's 1% redemption fee does not apply.

--------------------------------------------
1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------
  $20        $64        $113          $255
--------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $10,000

INVESTMENT ADVISER                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   TxMSC
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           116
March 25, 1999
                                         CUSIP NUMBER
NET ASSETS AS OF                         921943403
DECEMBER 31, 2001
$622 million                             TICKER SYMBOL
                                         VTMSX
SUITABLE FOR IRAS
No
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) TAX-MANAGED INTERNATIONAL FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which is made up of approximately 1,000 common stocks of companies located in Europe, Australia, Asia, and the Far East. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
o Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              2000         -14.29%
                              2001         -21.94%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.39% (quarter ended December 31, 2001), and the lowest return for a quarter was -14.09% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns,

18

we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Investor Share class and that after-tax returns for another share class will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                     1 YEAR     SINCE INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED INTERNATIONAL FUND
  INVESTOR SHARES
  Return Before Taxes                               -22.91%               -9.31%
  Return After Taxes on Distributions               -23.31                -9.67
  Return After Taxes on Distributions
    and Sale of Fund Shares                         -13.87                -7.46
--------------------------------------------------------------------------------
MSCI EAFE INDEX (reflects no deduction
  for fees, expenses, or taxes)                     -22.01%               -9.03%
--------------------------------------------------------------------------------
*August 17, 1999.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                         None
      Purchase Fee:                                                     None*
      Sales Charge (Load) Imposed on Reinvested Dividends:              None
      Redemption Fee:                                               2% or 1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                             0.22%
      12b-1 Distribution Fee:                                           None
      Other Expenses:                                                  0.13%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.35%

 *The Fund reserves  the right to deduct a purchase fee from future purchases of shares.
**The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

--------------------------------------------------
1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------
 $140           $227          $197           $443
--------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example because the Fund's 1% redemption fee does not apply.

------------------------------------------------
1 YEAR       3 YEARS      5 YEARS       10 YEARS
------------------------------------------------
 $36          $113         $197           $443
------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 MINIMUM INITIAL INVESTMENT
Distributed annually in December            $10,000

INVESTMENT ADVISER                          NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,      TxMIn
since inception
                                            VANGUARD FUND NUMBER
INCEPTION DATE                              127
August 17, 1999
                                            CUSIP NUMBER
NET ASSETS AS OF                            921943809
DECEMBER 31, 2001
$382 million                                TICKER SYMBOL
                                            VTMGX
SUITABLE FOR IRAS
No
--------------------------------------------------------------------------------

20

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Funds.

MARKET EXPOSURE
The grid below shows, at a glance, the types of investments made by each Fund as its primary investment strategy, as well as the normal percentage of assets that each Fund commits to these investments. Market exposure is expected to play the most important role in achieving a Fund's investment objective.

-----------------------------------------------------------------------------------------------------
                                                VANGUARD TAX-MANAGED FUND
                      -------------------------------------------------------------------------------
                                         GROWTH          CAPITAL
MARKET EXPOSURE         BALANCED       AND INCOME     APPRECIATION      SMALL-CAP      INTERNATIONAL
-----------------------------------------------------------------------------------------------------
Common stocks           45%-50%           100%             100%            100%             100%
                      Large- and      Dominated by     Large- and     Small-cap U.S.    Dominated by
                      mid-cap U.S.   large-cap U.S.    mid-cap U.S.      companies       large-cap
                       companies      companies         companies                         foreign
                                                                                         companies
-----------------------------------------------------------------------------------------------------
Municipal securities    50%-55%          None             None            None             None
-----------------------------------------------------------------------------------------------------

U.S. STOCKS
Each Fund invests in U.S. stocks as a primary investment strategy, except for the Tax-Managed International Fund, which invests in foreign stocks as a primary investment strategy. The size of the companies on which the Funds focus varies with each Fund.

[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

-------------------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-2001)
-------------------------------------------------------------
                   1 YEAR    5 YEARS    10 YEARS     20 YEARS
-------------------------------------------------------------
Best                54.2%     28.6%       19.9%        17.8%
Worst              -43.1     -12.4        -0.8          3.1
Average             12.6      11.1        11.2         11.4
-------------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

     Keep in mind that the S&P 500 Index (the index tracked by the Tax-Managed Growth and Income Fund) holds mainly large-cap stocks. Historically, small- and mid-cap stocks have been more volatile than--and at times have performed quite differently from-- large-cap stocks. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. The Tax-Managed Balanced and Tax-Managed Capital Appreciation Funds hold mid-cap stocks in addition to large-cap stocks; the Tax-Managed Small-Cap Fund holds only small-cap stocks; and the Tax-Managed International Fund holds mainly large-cap foreign stocks.

FOREIGN STOCKS
The Tax-Managed International Fund seeks to provide tax-efficient investment returns consisting of long-term capital growth by investing in a broadly diversified group of stocks of foreign companies.

[FLAG]  INVESTMENTS   IN  FOREIGN   MARKETS  CAN  BE  RISKIER  THAN  U.S.  STOCK
     INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

22

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment.
--------------------------------------------------------------------------------

     Because  it  invests  mainly  in  international   stocks,  the  Tax-Managed
International Fund is subject to:

[FLAG] CURRENCY  RISK,  WHICH IS THE CHANCE  THAT  INVESTMENTS  IN A  PARTICULAR
     COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     Conversely, when the U.S. dollar falls in value versus another currency, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.
     The Fund is also subject to:

[FLAG] COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL
     UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKET.

     International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Fund's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.
     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

---------------------------------------------------------------
                 INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
---------------------------------------------------------------
                     1 YEAR    5 YEARS    10 YEARS     20 YEARS
---------------------------------------------------------------
Best                  69.4%     36.1%       22.0%       15.5%
Worst                -23.4       0.4         4.4        11.0
Average               12.3      12.2        13.1        13.5
---------------------------------------------------------------

     The preceding table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. Keep in mind that this was a particularly favorable period for all stock markets. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the International Fund in particular.
     Note that the table  does not take into  account  returns  measured  by the
Select Emerging Markets Free Index , a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------------------------------
                   STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
                     EUROPEAN          PACIFIC         EMERGING           U.S.
                      MARKET            MARKET         MARKETS**         MARKET
--------------------------------------------------------------------------------
1992                   -3.66%          -18.40%           11.40%           7.62%
1993                   29.88            35.69            74.84           10.08
1994                    2.72            12.83            -7.32            1.32
1995                   21.95             2.78             0.01           37.58
1996                   21.09            -8.58            15.19           22.96
1997                   23.80           -25.49           -16.37           33.36
1998                   28.53             2.44           -18.39           28.58
1999                   15.89            57.63            60.86           21.04
2000                   -8.39           -25.78           -27.93           -9.10
2001                  -20.28           -25.40            -2.77          -11.89
--------------------------------------------------------------------------------
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
**The inception date of the Select Emerging  Markets Free Index was May 4, 1994;
  returns shown for 1991 to 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

     Keep in mind, however, that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from these Funds in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  REGIONAL VERSUS BROAD INTERNATIONAL INVESTING

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------

24

FUND DIVERSIFICATION
As of December 31, 2001, each of the equity Funds had invested the following percentage of its net assets in its top ten holdings:

--------------------------------------------------------------
TAX-MANAGED FUND              PERCENTAGE OF FUND'S NET ASSETS
--------------------------------------------------------------
Growth and Income                          24.9%
Capital Appreciation                       22.7
Small-Cap                                   6.6
International                              19.1
--------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                             FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and money market instruments. Because the prices of stocks and bonds often move in different directions, balanced funds are able to use rewards from one type of investment to help offset the risks from another.
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
The Tax-Managed Balanced Fund invests 50% to 55% of its assets in municipal securities. These are bonds, notes, and other fixed income instruments issued by state and local governments and regional governmental authorities, which pay income that is exempt from federal taxes. The Fund emphasizes high-quality municipal securities: At least 75% of the municipal bonds purchased by the Fund will be rated in one of the top three credit-rating categories (Aaa, Aa, and A by Moody's Investors Service, Inc., or AAA, AA, and A by Standard & Poor's Corporation), as determined by an independent bond-rating agency. No more than 20% of the Fund's assets may be invested in bonds rated in the fourth-highest credit rating (Baa by Moody's or BBB by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or that are unrated. The dollar-weighted average maturity of the Fund's municipal securities holdings is expected to be between 7 and 12 years.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 MUNICIPAL BONDS

Municipal bonds are securities issued by state and local governments and regional governmental authorities as a way of raising money for public construction projects (for example, highways, airports, or housing); for operating expenses; or for loans to public institutions and facilities.
--------------------------------------------------------------------------------

[FLAG] THE TAX-MANAGED  BALANCED FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS
     THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODERATE FOR INTERMEDIATE-TERM BONDS SUCH AS THOSE PURCHASED BY THE FUND. FOR THE FUND OVERALL, INTEREST RATE RISK SHOULD RANGE FROM LOW TO MODERATE, BECAUSE IT INVESTS ONLY A PORTION OF ITS ASSETS IN BONDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                             VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)          $978       $1,023       $956        $1,046
Intermediate-Term (10 years)     932        1,074        870         1,156
Long-Term (20 years)             901        1,116        816         1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield.
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole, or any Fund in particular.
     Changes in interest rates will affect bond income as well as bond prices.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

26

[FLAG] BECAUSE OF ITS BOND INVESTMENTS, THE TAX-MANAGED BALANCED FUND IS SUBJECT
     TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR FUNDS HOLDING SHORTER-TERM BONDS AND LEAST FOR FUNDS HOLDING LONGER-TERM BONDS.

[FLAG] THE  TAX-MANAGED  BALANCED  FUND IS SUBJECT TO CREDIT RISK,  WHICH IS THE
     CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

     The credit quality of the Tax-Managed Balanced Fund is expected to be very high, and thus credit risk should be low. The dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's, was Aaa as of December 31, 2001.
     Finally, because stock and bond prices often move in different directions, the Tax-Managed Balanced Fund's bond holdings help to reduce--but not eliminate--some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than a fund investing exclusively in common stocks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------

[FLAG] BECAUSE IT INVESTS IN BONDS THAT ARE CALLABLE,  THE TAX-MANAGED  BALANCED
     FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL CALL--OR REPAY--A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE FUND WOULD LOSE THE OPPORTUNITY FOR
     ADDITIONAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

SECURITY SELECTION
Each of the Funds employs an index-oriented approach to stock investing, and the only stocks purchased by a Fund are those included in its target index. The Tax-Managed Balanced Fund selects municipal securities, however, based upon traditional, active management techniques. The following grid shows, at a glance, the stock index tracked by each Fund and the indexing method employed.

----------------------------------------------------------------
TAX-MANAGED FUND           INDEX                 INDEXING METHOD
----------------------------------------------------------------
Balanced                   Russell 1000          Sampling
Growth and Income          S&P 500               Replication
Capital Appreciation       Russell 1000          Sampling
Small-Cap                  S&P SmallCap 600      Replication
International              MSCI EAFE             Sampling
----------------------------------------------------------------

     In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.
     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, because there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The Tax-Managed Growth and Income and the Tax-Managed Small-Cap Funds employ this method of indexing.
     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Russell 1000 Index, for example, included more than 970 separate stocks as of December 31, 2001) many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks. The Tax-Managed Balanced Fund, the Tax-Managed Capital Appreciation Fund, and the Tax-Managed International Fund employ this method of indexing.

OTHER INVESTMENT POLICIES AND RISKS
The Tax-Managed International Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. The Fund may use these contracts

28

to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

     Each of the Funds may invest in futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).
     The Funds will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, each Fund's obligation to purchase securities under futures contracts will not exceed 5% of its total assets.
     The reasons for which a Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in its benchmark index.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

REDEMPTION FEES
Each Fund charges a redemption fee on shares that are redeemed before they have been held for one year (2%), or more than one year but within five years (1%). This fee also applies when shares are redeemed by exchange to another Vanguard fund, or by application of the low-balance account closure policy. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to a Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

30

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of December 31, 2001, the average turnover rates for all domestic and foreign stock funds were approximately 110% and 89%, respectively, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Tax-Managed Funds' expense ratios in fiscal year 2001 were as follows for Investor Shares: Balanced, 0.19%; Growth and Income, 0.18%; Capital Appreciation, 0.18%; Small-Cap, 0.20%; and International, 0.35%, which equate to $1.90, $1.80, $1.80, $2.00, and $3.50, respectively, per $1,000 of average net assets. For Admiral Shares, the expense ratios were as follows: Growth and Income, 0.14%, and Capital Appreciation, 0.14%, which equate to $1.40 per $1,000 of average net assets. Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Quantitative Equity and Fixed Income Groups. As of December 31, 2001, Vanguard served as adviser for about $408 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended December 31, 2001, each Fund's advisory expenses represented an effective annual rate of approximately 0.01% of its average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER

The manager primarily responsible for overseeing the Tax-Managed Growth and Income Fund, the Tax-Managed Capital Appreciation Fund, the Tax-Managed Small-Cap Fund, the Tax-Managed International Fund, and the stock portion of the Tax-Managed Balanced Fund investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.

The municipal  securities  portion of the Tax-Managed  Balanced Fund is overseen by:

CHRISTOPHER M. RYON, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1985 and has managed bond funds since 1988.
Education: B.S., Villanova University; M.B.A., Drexel University.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends for the Tax-Managed Balanced and Tax-Managed Growth and Income Funds generally are distributed in March, June, September, and December; income dividends for the Tax-Managed Capital Appreciation, Small-Cap, and International Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of

32

income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes (except that most dividends paid by the Tax-Managed Balanced Fund, which invests in municipal securities, are expected to be exempt from federal income taxes).
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o While the Funds seek to minimize distributions of taxable capital gains, they may not always achieve this goal. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
o The Tax-Managed International Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.
o The Tax-Managed Balanced Fund's income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share for the Tax-Managed Growth and Income, Capital Appreciation, Small-Cap, and International Funds is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. Net asset value per share for the Tax-Managed Balanced Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of a Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Bonds held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt

34

instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Tax-Managed Balanced Fund as an example. The Fund began fiscal year 2001 with a net asset value (price) of $18.30 per share. During the year, the Fund earned $0.46 per share from investment income (interest and dividends). There was a decline of $1.12 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.66 per share from investment operations.

Shareholders received $0.46 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $17.18, reflecting losses of $0.66 per share and distributions of $0.46 per share. This was a decrease of $1.12 per share (from $18.30 at the beginning of the year to $17.18 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was -3.54% for the year.

As of December 31, 2001, the Fund had $419 million in net assets. For the year, its expense ratio was 0.19% ($1.90 per $1,000 of net assets), and its net investment income amounted to 2.64% of its average net assets. It sold and replaced securities valued at 21% of its net assets.
--------------------------------------------------------------------------------

                                                                              35

-----------------------------------------------------------------------------------
                                     VANGUARD TAX-MANAGED BALANCED FUND
                                           YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------
                          2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR      $18.30       $18.87       $16.74       $14.67       $12.92
-----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .46          .48          .43          .39          .37
 Net Realized and
  Unrealized Gain
  (Loss) on Investments  (1.12)        (.56)        2.13         2.07         1.75
-----------------------------------------------------------------------------------
  Total from Investment
    Operations            (.66)        (.08)        2.56         2.46         2.12
-----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income*      (.46)        (.49)        (.43)        (.39)        (.37)
 Distributions from
  Realized Capital Gains    --           --           --           --           --
-----------------------------------------------------------------------------------
   Total Distributions    (.46)        (.49)        (.43)        (.39)        (.37)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                $17.18       $18.30       $18.87       $16.74       $14.67
===================================================================================

TOTAL RETURN**          -3.54%       -0.50%       15.49%       16.93%       16.55%
===================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)         $419         $400         $330         $207         $120
 Ratio of Total
  Expenses to Average
  Net Assets             0.19%        0.20%        0.20%        0.19%        0.17%
 Ratio of Net
  Investment Income to
  Average Net Assets     2.64%        2.61%        2.52%        2.63%        2.77%
  Turnover Rate            21%          15%          13%           7%           7%
===================================================================================

 *Nontaxable dividends represent 87%, 92%, 90%, 86%, and  87% of dividends  from net investment income.
**Total return figures do not reflect the 2% redemption fee on shares that are held in the Fund for less than one year or the 1% redemption fee on shares held at least one year but less than five years.

-----------------------------------------------------------------------------------
                                 VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
                                             INVESTOR SHARES
                                         YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------
                          2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR      $28.66       $31.81       $26.55       $20.88       $15.89
-----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income    .294         .295         .307          .29          .29
 Net Realized and
  Unrealized Gain (Loss)
  on Investments        (3.725)      (3.148)       5.267         5.67         4.98
-----------------------------------------------------------------------------------
  Total from Investment
    Operations          (3.431)      (2.853)       5.574         5.96         5.27
-----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income      (.299)       (.297)       (.314)        (.29)        (.28)
 Distributions from
  Realized Capital Gains    --           --           --           --           --
-----------------------------------------------------------------------------------
   Total Distributions   (.299)       (.297)       (.314)        (.29)        (.28)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                $24.93       $28.66       $31.81       $26.55       $20.88
===================================================================================

TOTAL RETURN*          -11.93%       -9.03%       21.12%       28.67%       33.31%
===================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $1,606       $2,320       $2,240       $1,352         $579
 Ratio of Total
  Expenses to Average
  Net Assets             0.18%        0.19%        0.19%        0.19%        0.17%
 Ratio of Net
  Investment Income to
  Average Net Assets     1.13%        0.96%        1.11%        1.32%        1.62%
  Turnover Rate             5%           5%           4%           4%           2%
===================================================================================

*Total return figures do not reflect the 2% redemption fee on shares that are held in the Fund for less than one year or the 1% redemption fee on shares held at least one year but less than five years.

36

-------------------------------------------------------------------------
                             VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
                                                          ADMIRAL SHARES
                                                             NOV. 12* TO
                                                           DEC. 31, 2001
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $50.00
-------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                              .087
 Net Realized and Unrealized Gain (Loss) on Investments            1.348
-------------------------------------------------------------------------
  Total from Investment Operations                                 1.435
-------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                              (.195)
 Distributions from Realized Capital Gains                            --
-------------------------------------------------------------------------
  Total Distributions                                              (.195)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $51.24
=========================================================================

TOTAL RETURN**                                                     2.87%
=========================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                               $505
 Ratio of Total Expenses to Average Net Assets                    0.14%+
 Ratio of Net Investment Income to Average Net Assets             1.26%+
 Turnover Rate                                                        5%
=========================================================================
 *Inception.
**Total return figure does not reflect the 2% redemption fee on shares that are held in the Fund for less than one year.
 +Annualized.

-----------------------------------------------------------------------------------
                              VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND
                                             INVESTOR SHARES
                                          YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------
                          2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR      $30.59       $34.17       $25.69       $20.18       $15.95
-----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income    .164         .117         .117          .13          .11
 Net Realized and
  Unrealized Gain (Loss)
  on Investments        (4.854)      (3.578)       8.487         5.51         4.24
-----------------------------------------------------------------------------------
  Total from Investment
   Operations           (4.690)      (3.461)       8.604         5.64         4.35
-----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income      (.170)       (.119)       (.124)        (.13)        (.12)
 Distributions from
  Realized Capital Gains    --           --           --           --           --
-----------------------------------------------------------------------------------
  Total Distributions    (.170)       (.119)       (.124)        (.13)        (.12)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                $25.73       $30.59       $34.17       $25.69       $20.18
===================================================================================

TOTAL RETURN*          -15.34%      -10.13%       33.50%       27.95%       27.29%
===================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Year (Millions)       $1,678       $2,643       $2,378       $1,479         $893
 Ratio of Total
  Expenses to Average
  Net Assets             0.18%        0.19%        0.19%        0.19%        0.17%
 Ratio of Net
  Investment Income to
  Average Net Assets     0.60%        0.36%        0.47%        0.62%        0.70%
  Turnover Rate            13%          17%          12%           5%           4%
===================================================================================

*Total return figures do not reflect the 2% redemption fee on shares that are held in the Fund for less than one year or the 1% redemption fee on shares held at least one year but less than five years.

--------------------------------------------------------------------------
                           VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND
                                                           ADMIRAL SHARES
                                                              NOV. 12* TO
                                                            DEC. 31, 2001
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $50.00
--------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .064
 Net Realized and Unrealized Gain (Loss) on Investments             2.072
--------------------------------------------------------------------------
  Total from Investment Operations                                  2.136
--------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.346)
 Distributions from Realized Capital Gains                             --
--------------------------------------------------------------------------
  Total Distributions                                               (.346)
--------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $51.79
==========================================================================

TOTAL RETURN**                                                      4.26%
==========================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                $778
 Ratio of Total Expenses to Average Net Assets                     0.14%+
 Ratio of Net Investment Income to Average Net Assets              0.79%+
 Turnover Rate                                                        13%
==========================================================================
 *Inception.
**Total return figure does not reflect the 2% redemption fee on shares that are held in the Fund for less than one year.
 +Annualized.

--------------------------------------------------------------------------------
                                             VANGUARD TAX-MANAGED SMALL-CAP FUND
                                                      YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                    2001         2000     1999*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $14.23       $12.61    $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .079         .074      .049
 Net Realized and
  Unrealized Gain
  (Loss) on Investments                             .696        1.620     2.615
--------------------------------------------------------------------------------
  Total from Investment Operations                  .775        1.694     2.664
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.085       (.074)    (.054)
 Distributions from Realized Capital Gains            --           --         --
--------------------------------------------------------------------------------
  Total Distributions                              (.085)       (.074)    (.054)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $14.92       $14.23    $12.61
================================================================================

TOTAL RETURN**                                     5.44%       13.44%    26.28%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $568         $368      $194
 Ratio of Total Expenses to Average Net Assets     0.20%        0.20%    0.19%+
 Ratio of Net Investment Income to
   Average Net Assets                              0.63%        0.64%    0.70%+
 Turnover Rate                                       25%          64%       27%
================================================================================
 *Subscription period for the Fund was February 22, 1999, to March 24, 1999, during which time all assets were held in money market instruments. Performance measurements began March 25, 1999.
**Total return figures do not reflect the purchase fee (0.50% from April 1, 2000, through March 31, 2002; 1% from inception through March 31, 2000); the 2% redemption fee on shares that are held in the Fund for less than one year; or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

38

--------------------------------------------------------------------------------
                                         VANGUARD TAX-MANAGED INTERNATIONAL FUND
                                                     YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                    2001         2000     1999*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $10.14       $11.96    $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .111          .11       .03
 Net Realized and Unrealized Gain
  (Loss) on  Investments                          (2.336)       (1.82)     1.97
--------------------------------------------------------------------------------
  Total from Investment Operations                (2.225)       (1.71)     2.00
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.125)        (.11)     (.04)
 Distributions from Realized Capital Gains            --           --        --
--------------------------------------------------------------------------------
  Total Distributions                              (.125)        (.11)     (.04)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $ 7.79       $10.14    $11.96
================================================================================

TOTAL RETURN**                                   -21.94%      -14.29%    20.01%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $327         $241      $135
 Ratio of Total Expenses to Average Net Assets     0.35%        0.35%    0.35%+
 Ratio of Net Investment Income to
  Average Net Assets                               1.49%        1.24%    0.96%+
 Turnover Rate                                       20%           5%        7%
--------------------------------------------------------------------------------
 *Since inception, August 17, 1999.
**Total return figures do not reflect the purchase fee (0.25% from April 1, 2000, through March 31, 2002; 0.75% from inception through March 31, 2000); the 2% redemption fee on shares that are held in the Fund for less than one year; or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                               EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT:  $10,000.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares). Institutional clients should contact Vanguard for information on special rules that may apply to them.

TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

40

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
*ADMIRAL SHARES. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances. *THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
*U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
*LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared to that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at www.vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

REDEMPTION FEES
The Funds charge a 2% redemption fee on shares held for less than one year, and a 1% redemption fee on shares held at least one year but less than five years. The fee applies to shares redeemed within five years of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the fund. Shares held for one year or more are not subject to the 2% fee. Shares held for five years or more are not subject to the 1% fee.

42

     We will always redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration, (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Funds may waive or modify redemption fees for certain categories of investors.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
*CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
*EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
*WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
*SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. *POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
*RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
*SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. *PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

44

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX(TM) FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:
o No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 1 1/2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cut-off for online and phone exchanges will be 11:30 a.m., Eastern time.)

o No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
*AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
*TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
*PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o    Ten-digit account number.
o    Complete owner name and address.
o    Primary Social Security or employer identification number.
o    Personal Identification Number (PIN), if applicable.
*SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
*SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

VANGUARD.COM(TM)
*REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
*SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

46

WRITTEN INSTRUCTIONS
*"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars or shares).
o    Signatures of all owners exactly as registered on the account.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single-category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Tax-Managed Funds will be mailed twice a year, in February and August. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Funds' holdings.

48

     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
o Your best source of Vanguard news
o For fund, account, and service information
o For most account transactions
o For literature requests
o 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
o For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o    For Admiral account information
o    For most Admiral transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
 Vanguard Tax-Managed Balanced Fund--103 (Investor Shares)
 Vanguard Tax-Managed Growth and Income Fund--101 (Investor Shares)
  or 5101 (Admiral Shares)
 Vanguard Tax-Managed Capital Appreciation Fund--102 (Investor Shares)
  or 5102 (Admiral Shares)
 Vanguard Tax-Managed Small-Cap Fund--116 (Investor Shares only) Vanguard Tax-Managed International Fund--127 (Investor Shares only)

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

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

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

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform-- a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                            [SHIP LOGO]
                                                  [THE VANGUARD GROUP(R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Tax-Managed Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-07175

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P087 042002

                                       VANGUARD TAX-MANAGED FUNDS(R)

                           INSTITUTIONAL SHARES - APRIL 12, 2002


This prospectus
contains financial data
for the Funds through
the fiscal year ended
December 31, 2001.


STOCK

prospectus


                                     VANGUARD TAX-MANAGED GROWTH AND INCOME FUND

                                  VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND

                                             VANGUARD TAX-MANAGED SMALL-CAP FUND

                                         VANGUARD TAX-MANAGED INTERNATIONAL FUND



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[THE VANGUARD GROUP(R) LOGO]

VANGUARD TAX-MANAGED FUNDS
Institutional Shares
Prospectus
April 12, 2002

--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO TAX-MANAGED INVESTING

  2 FUND PROFILES

     2 Vanguard Tax-Managed Growth and Income Fund Institutional Shares

     5 Vanguard Tax-Managed Capital Appreciation Fund Institutional Shares

     8 Vanguard Tax-Managed Small-Cap Fund Institutional Shares

    11 Vanguard Tax-Managed International Fund Institutional Shares

 15 MORE ON THE FUNDS

 22 THE FUNDS AND VANGUARD

 23 INVESTMENT ADVISER

 24 DIVIDENDS, CAPITAL GAINS, AND TAXES

 26 SHARE PRICE

 26 FINANCIAL HIGHLIGHTS

 30 INVESTING WITH VANGUARD

    30 Buying Shares

    31 Redeeming Shares

    33 Exchanging Shares

    34 Other Rules You Should Know

    37 Fund and Account Updates

    38 Contacting Vanguard

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

This prospectus offers the Funds' Institutional Shares, which are for investors who are willing to invest a minimum of $10 million. To obtain a copy of the prospectus that offers the Funds' Investor Shares and Admiral Shares, please call Vanguard at 1-800-662-7447.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO TAX-MANAGED INVESTING

Most mutual funds seek to maximize pre-tax total returns, without regard to the personal tax consequences for investors. Yet most investors stand to lose a significant portion of their investment returns to federal, state, and local taxes. Fund dividends and short-term capital gains are now taxed at federal income tax rates as high as 38.6%; and for long-term capital gains, the rates can be up to 20%. The Vanguard Tax-Managed Funds aim to minimize the impact of taxes on investors' total returns by operating in a tax-efficient manner. Each Fund uses these tax-management techniques:
o Low turnover. Each Fund minimizes turnover by employing an index-oriented approach to stock investing. Instead of trading frequently, the Fund simply buys and holds all, or a representative sample, of the stocks that make up its target index. Frequent trading--a hallmark of many actively managed funds--causes the Fund to realize capital gains, which must then be distributed to shareholders, reducing after-tax returns.
o A disciplined sell-selection method. When selling specific securities, each Fund will select a specific share lot--more often than not, the highest-cost shares--in order to minimize realized capital gains. In addition, the Fund may sell securities at a loss in order to offset realized capital gains that would otherwise have to be distributed to shareholders.
o Bias against taxable dividend income. The Tax-Managed Capital Appreciation Fund minimizes taxable dividend income by focusing on the lower-yielding stocks in its target index (the Russell 1000 Index).
o Redemption fees. Each Fund imposes redemption fees on short-term investors, whose in-and-out activity can reduce the Fund's tax efficiency by causing it to realize capital gains. The fee is 2% for shares held for less than one year, and 1% for shares held at least one year but less than five years. These fees are paid to the Fund to help cover transaction costs it incurs when selling securities to meet redemptions.

     On the following pages, you'll find profiles that summarize the key features of the Tax-Managed Growth and Income, Capital Appreciation, Small-Cap, and International Funds (Institutional Shares). Following the profiles, there is important additional information about the Funds.

FUND PROFILE--VANGUARD(R) TAX-MANAGED GROWTH
AND INCOME FUND INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of a moderate level of current income and long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's 500 Index--an index that contains a significant number of dividend-paying stocks of the largest U.S. companies. The Fund will hold substantially all of the S&P 500 Index stocks in approximately the same proportions as in the Index. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              2000          -8.96%
                              2001         -11.84%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 10.70% (quarter ended December 31, 2001), and the lowest return for a quarter was -14.64% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into

3

consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                                           SINCE
                                                         1 YEAR       INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                    -12.72%           -1.89%
 Return After Taxes on Distributions                    -13.17            -2.37
 Return After Taxes on Distributions and
  Sale of Fund Shares                                    -7.75            -1.72
--------------------------------------------------------------------------------
S&P 500 INDEX (reflects no deduction for
 fees, expenses, or taxes)                              -11.89%           -1.67%
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                 2% or 1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.06%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.08%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

    **The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $113        $141        $45         $103
-------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $8          $26        $45         $103
-------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are distributed quarterly in March,      $10 million
June, September, and December; capital gains, if
any, are distributed annually in December.         NEWSPAPER ABBREVIATION
                                                   TxMGIIst
INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa.,             VANGUARD FUND NUMBER
since inception                                    136

INCEPTION DATE                                     CUSIP NUMBER
September 6, 1994; Institutional Shares added      921943700
March 4, 1999
                                                   TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF               VTMIX
DECEMBER 31, 2001
$2.3 billion
--------------------------------------------------------------------------------

5

FUND PROFILE--VANGUARD(R) TAX-MANAGED CAPITAL APPRECIATION FUND INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Russell 1000 Index--an index of the stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance while minimizing taxable dividend distributions. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from large- and mid-cap stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              2000         -10.07%
                              2001         -15.26%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.69% (quarter ended December 31, 2001), and the lowest return for a quarter was -18.57% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for other share classes will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                                           SINCE
                                                          1 YEAR      INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED CAPITAL APPRECIATION
 FUND INSTITUTIONAL SHARES
 Return Before Taxes                                     -16.11%          -0.57%
 Return After Taxes on Distributions                     -16.35           -0.79
 Return After Taxes on Distributions and                  -9.80           -0.55
  Sale of Fund Shares
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (reflects no deduction                -12.45%          -1.21%
 for fees, expenses, or taxes)
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                 2% or 1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.06%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.08%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

    **The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

7

     The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $113        $141        $45         $103
-------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $8          $26        $45         $103
-------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                     MINIMUM INITIAL INVESTMENT
Distributed annually in December                $10 million

INVESTMENT ADVISER                              NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,          TxMCaIst
since inception
                                                VANGUARD FUND NUMBER
INCEPTION DATE                                  135
September 6, 1994; Institutional Shares added
February 24, 1999                               CUSIP NUMBER
                                                921943601
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001                               TICKER SYMBOL
$2.6 billion                                    VTCIX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) TAX-MANAGED SMALL-CAP FUND INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's SmallCap 600 Index--an index that is made up of stocks of smaller U.S. companies. The Fund will hold substantially all of the S&P SmallCap 600 Index stocks in approximately the same proportions as in the Index. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              2000          13.53%
                              2001           5.53%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 20.43% (quarter ended December 31, 2001), and the lowest return for a quarter was -16.81% (quarter ended September 30, 2001).
     The table shows how the average annual total returns of the Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the

9

shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are only for the Fund's Institutional Share class and that after-tax returns for another share class will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                                           SINCE
                                                         1 YEAR       INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED SMALL-CAP FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                      3.95%           12.99%
 Return After Taxes on Distributions                      3.70            12.71
 Return After Taxes on Distributions and                  2.42            10.45
  Sale of Fund Shares
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX (reflects no                       6.54%           13.05%
 deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                 2% or 1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.07%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.03%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.10%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

    **The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $115        $148        $56         $128
-------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $10         $32        $56         $128
-------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                  MINIMUM INITIAL INVESTMENT
Distributed annually in December             $10 million

INVESTMENT ADVISER                           NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,       TxMSCIst
since inception
                                             VANGUARD FUND NUMBER
INCEPTION DATE                               118
March 25, 1999; Institutional Shares added
April 21, 1999                               CUSIP NUMBER
                                             921943502
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001                            TICKER SYMBOL
$622 million                                 VTSIX
--------------------------------------------------------------------------------

11

FUND PROFILE--VANGUARD(R) TAX-MANAGED INTERNATIONAL FUND INSTITUTIONAL SHARES

INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital growth. The Fund may produce a small amount of taxable current income, though not as part of its objective.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which is made up of approximately 1,000 common stocks of companies located in Europe, Australia, Asia, and the Far East. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Country risk, which is the chance that a country's economy will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
o Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown.

--------------------------------------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------------------
[BAR CHART, SCALE -30% TO 50%]
                              2000          13.53%
                              2001           5.53%
--------------------------------------------------------------------------------
If applicable shareholder fees were reflected, returns would be less than those shown.
--------------------------------------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 6.39% (quarter ended December 31, 2001), and the lowest return for a quarter was -14.09% (quarter ended September 30, 2001).

     The table shows how the average annual total returns of the Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. The table presents information for the Fund's Investor Shares, because Institutional Shares were not available during the periods shown. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. You should note that the after-tax returns are for the Fund's Investor Share class and that after-tax returns for Institutional Shares will differ.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                 PERIODS ENDED DECEMBER 31, 2001
                                                                           SINCE
                                                          1 YEAR      INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED INTERNATIONAL FUND
 INVESTOR SHARES
 Return Before Taxes                                     -22.91%          -9.31%
 Return After Taxes on Distributions                     -23.31           -9.67
 Return After Taxes on Distributions and
  Sale of Fund Shares                                    -13.87           -7.46
--------------------------------------------------------------------------------
MSCI EAFE INDEX (reflects no deduction for
 fees, expenses, or taxes)                               -22.01%          -9.03%
--------------------------------------------------------------------------------

13

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended December 31, 2001.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                 2% or 1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.09%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.13%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.22%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.

    **The 2% fee applies to shares redeemed within one year of purchase; the 1% fee applies to shares held for at least one year but redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee; shares held for five years or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $127        $186       $124         $280
-------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the 1% fee, because it applies only to shares held for less than five years but at least one year. None of the figures above includes the Fund's 2% redemption fee, because it applies only to shares held for less than one year.

     The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $23         $71       $124         $280
-------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                   MINIMUM INITIAL INVESTMENT
Distributed annually in December              $10 million

INVESTMENT ADVISER                            NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,        TxMInIst
since inception
                                              VANGUARD FUND NUMBER
INCEPTION DATE                                137
August 17, 1999; Institutional Shares added
January 4, 2001                               CUSIP NUMBER
                                              921934882
NET ASSETS (ALL SHARE CLASSES) AS OF
DECEMBER 31, 2001                             TICKER SYMBOL
$382 million                                  VTMNX
--------------------------------------------------------------------------------

15

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
     Finally, you'll find information on other important features of the Funds.

MARKET EXPOSURE
The grid below shows, at a glance, the types of investments made by each Fund as its primary investment strategy, as well as the normal percentage of assets that each Fund commits to these investments. Market exposure is expected to play the most important role in achieving a Fund's investment objective.

--------------------------------------------------------------------------------
                                   VANGUARD TAX-MANAGED FUND
                 ---------------------------------------------------------------
                     GROWTH          CAPITAL
MARKET EXPOSURE    AND INCOME     APPRECIATION     SMALL-CAP      INTERNATIONAL
--------------------------------------------------------------------------------
Common stocks         100%            100%            100%            100%
                  Dominated by     Large- and    Small-cap U.S.   Dominated by
                 large-cap U.S.   mid-cap U.S.     companies        large-cap
                    companies       companies                        foreign
                                                                    companies
--------------------------------------------------------------------------------

U.S. STOCKS
Each Fund invests in U.S. stocks as a primary investment strategy, except for the Tax-Managed International Fund, which invests in foreign stocks as a primary investment strategy. The size of the companies on which the Funds focus varies with each Fund.

[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.6     11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or these Funds in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or market capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $10.5 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $10.5 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

     Keep in mind that the S&P 500 Index (the index tracked by the Tax-Managed Growth and Income Fund) holds mainly large-cap stocks. Historically, small- and mid- cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. The Tax-Managed Capital Appreciation Fund holds mid-cap stocks in addition to large-cap stocks; the Tax-Managed Small-Cap Fund holds only small-cap stocks; and the Tax-Managed International Fund holds mainly large-cap foreign stocks.

FOREIGN STOCKS
The Tax-Managed International Fund seeks to provide tax-efficient investment returns consisting of long-term capital growth by investing in a broadly diversified group of stocks of foreign companies.

[FLAG]  INVESTMENTS   IN  FOREIGN   MARKETS  CAN  BE  RISKIER  THAN  U.S.  STOCK
     INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

17

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment.
--------------------------------------------------------------------------------

     Because  it  invests  mainly  in  international   stocks,  the  Tax-Managed
International Fund is subject to:

[FLAG] CURRENCY  RISK,  WHICH IS THE CHANCE  THAT  INVESTMENTS  IN A  PARTICULAR
     COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     Conversely, when the U.S. dollar falls in value versus another currency, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.
     The Fund is also subject to:

[FLAG] COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL
     UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

     International investing involves other risks and considerations, including: differences in accounting, auditing, and financial reporting standards; generally higher costs for trading securities; foreign withholding taxes payable on the Fund's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.
     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%    22.0%      15.5%
Worst                -23.4      0.4      4.4       11.0
Average               12.3     12.2     13.1       13.5
----------------------------------------------------------

     The preceding table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the International Fund in particular.
     Note that the table does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

--------------------------------------------------------------------------------
                   STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
                     EUROPEAN          PACIFIC         EMERGING           U.S.
                      MARKET            MARKET         MARKETS**         MARKET
--------------------------------------------------------------------------------
1992                   -3.66%          -18.40%           11.40%           7.62%
1993                   29.88            35.69            74.84           10.08
1994                    2.72            12.83            -7.32            1.32
1995                   21.95             2.78             0.01           37.58
1996                   21.09            -8.58            15.19           22.96
1997                   23.80           -25.49           -16.37           33.36
1998                   28.53             2.44           -18.39           28.58
1999                   15.89            57.63            60.86           21.04
2000                   -8.39           -25.78           -27.93           -9.10
2001                  -20.28           -25.40            -2.77          -11.89
--------------------------------------------------------------------------------
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
**The inception date of the Select Emerging  Markets Free Index was May 4, 1994;
  returns shown for 1991 to 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

     Keep in mind, however, that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from these Funds in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------

19

FUND DIVERSIFICATION
As of December 31, 2001, each Fund had invested the following percentage of its net assets in its top ten holdings:

--------------------------------------------------------------
TAX-MANAGED FUND              PERCENTAGE OF FUND'S NET ASSETS
--------------------------------------------------------------
Growth and Income                          24.9%
Capital Appreciation                       22.7
Small-Cap                                   6.6
International                              19.1
--------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION

In general, the more diversified a fund's stock or bond holdings, the less likely that a specific security's performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 35% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 47% of assets invested in their top ten.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT TO INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
Each of the Funds employs an index-oriented approach to stock investing, and the only stocks purchased by a Fund are those included in its target index. The following grid shows, at a glance, the stock index tracked by each Fund and the indexing method employed.

---------------------------------------------------------
TAX-MANAGED FUND      INDEX             INDEXING METHOD
---------------------------------------------------------
Growth and Income     S&P 500           Replication
Capital Appreciation  Russell 1000      Sampling
Small-Cap             S&P SmallCap 600  Replication
International         MSCI EAFE         Sampling
---------------------------------------------------------

     In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.
     REPLICATION METHOD. Many stock funds--but not bond funds--use the replication method of indexing. This means that a fund holds each security found in its target index in about the same proportion as represented in the index itself. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. For bond funds, replication is an inefficient and costly method of indexing, because there is no liquid market for many of the corporate and agency bonds typically found in a broad bond index. The Tax-Managed Growth and Income and the Tax-Managed Small-Cap Funds employ this method of indexing.

     SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Russell 1000 Index, for example, included more than 970 separate stocks as of December 31, 2001) many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks. The Tax-Managed Capital Appreciation Fund and the Tax-Managed International Fund employ this method of indexing.

OTHER INVESTMENT POLICIES AND RISKS
The Tax-Managed International Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

     Each of the Funds may invest in futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).
     The Funds will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, each Fund's obligation to purchase securities under futures contracts will not exceed 5% of its total assets.
     The reasons for which a Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in its target index.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

21

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

REDEMPTION FEES
Each Fund charges a redemption fee on shares that are redeemed before they have been held for one year (2%), or more than one year but within five years (1%). This fee also applies when shares are redeemed by exchange to another Vanguard fund. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to a Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE
Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change much from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of December 31, 2001, the average turnover rates for all domestic and foreign stock funds were approximately 110% and 89%, respectively, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $550 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

23

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Tax-Managed Funds' expense ratios in fiscal year 2001 were as follows for Institutional Shares: Growth and Income, 0.08%; Capital Appreciation, 0.08%; Small-Cap, 0.10%; and International, 0.22%, which equate to $0.80, $0.80, $1.00, and $2.20, respectively, per $1,000 of average net assets. Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Funds' adviser through its Quantitative Equity Group. As of December 31, 2001, Vanguard served as adviser for about $408 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended December 31, 2001, each Fund's advisory expenses represented an effective annual rate of approximately 0.01% of its average net assets.
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Funds' portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Funds.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER

The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Income dividends for the Tax-Managed Growth and Income Fund generally are distributed in March, June, September, and December; income dividends for the Tax-Managed Capital Appreciation, Small-Cap, and International Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

25

o While the Funds seek to minimize distributions of taxable capital gains, they may not always achieve this goal. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
o The Tax-Managed International Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.

GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of a Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

27

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Tax-Managed Growth and Income Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2001 with a net asset value (price) of $28.66 per share. During the year, each Institutional Share earned $0.319 from investment income (interest and dividends). There was a decline of $3.725 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.406 per share from investment operations.

Shareholders received $0.324 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $24.93, reflecting losses of $3.406 per share and distributions of $0.324 per share. This was a decrease of $3.73 per share (from $28.66 at the beginning of the year to $24.93 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -11.84% for the year.

As of December 31, 2001, the Institutional Shares had $158 million in net assets. For the year, the expense ratio was 0.08% ($0.80 per $1,000 of net assets), and the net investment income amounted to 1.25% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
                                                           INSTITUTIONAL SHARES
                                                      YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                    2001         2000     1999*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $28.66       $31.81    $26.99
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .319         .319      .274
 Net Realized and Unrealized Gain
  (Loss) on  Investments                          (3.725)      (3.148)    4.882
--------------------------------------------------------------------------------
   Total from Investment Operations               (3.406)      (2.829)    5.156
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.324)       (.321)    (.336)
 Distributions from Realized Capital Gains            --           --        --
--------------------------------------------------------------------------------
   Total Distributions                             (.324)       (.321)    (.336)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $24.93       $28.66    $31.81
================================================================================

TOTAL RETURN**                                   -11.84%       -8.96%    19.23%
================================================================================

RATIOS/SUPPLEMENTAL  DATA
 Net Assets, End of Period (Millions)               $158          $95      $108
 Ratio of Total Expenses to
  Average Net Assets                               0.08%        0.11%    0.10%+
 Ratio of Net Investment Income to
  Average Net Assets                               1.25%        1.04%    1.18%+
 Turnover Rate                                        5%           5%        4%
================================================================================
 *Since inception, March 4, 1999.
**Total return figures do not reflect the 2% redemption fee on shares that are held in the Fund for less than one year or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

--------------------------------------------------------------------------------
                                      VANGUARD TAX-MANAGED CAPITAL APPRECIATION
                                                      FUND INSTITUTIONAL SHARES
                                                      YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                    2001         2000     1999*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $30.59       $34.18    $26.32
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .188         .136      .129
 Net Realized and Unrealized Gain
  (Loss) on Investments                           (4.854)      (3.578)    7.877
--------------------------------------------------------------------------------
   Total from Investment Operations               (4.666)      (3.442)    8.006
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.194)       (.148)    (.146)
 Distributions from Realized Capital Gains            --           --        --
--------------------------------------------------------------------------------
   Total Distributions                             (.194)       (.148)    (.146)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $25.73       $30.59    $34.18
================================================================================

TOTAL RETURN**                                   -15.26%      -10.07%    30.43%
================================================================================

RATIOS/SUPPLEMENTAL  DATA
 Net Assets, End of Period (Millions)               $121         $210      $165
 Ratio of Total Expenses to
  Average Net Assets                               0.08%        0.10%    0.10%+
 Ratio of Net Investment Income to
  Average Net Assets                               0.69%        0.46%    0.56%+
 Turnover Rate                                       13%          17%       12%
================================================================================
 *Since inception February 24, 1999.
**Total return figures do not reflect the 2% redemption fee on shares that are held in the Fund for less than one year or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

--------------------------------------------------------------------------------
                                             VANGUARD TAX-MANAGED SMALL-CAP FUND
                                                            INSTITUTIONAL SHARES
                                                      YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                    2001         2000     1999*
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $14.23       $12.61    $10.76
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .092         .085      .044
 Net Realized and Unrealized Gain
  (Loss) on Investments                             .696        1.620     1.866
--------------------------------------------------------------------------------
   Total from Investment Operations                 .788        1.705     1.910
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.098)       (.085)    (.060)
 Distributions from Realized Capital Gains            --           --        --
--------------------------------------------------------------------------------
   Total Distributions                             (.098)       (.085)    (.060)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $14.92       $14.23    $12.61
================================================================================

TOTAL RETURN**                                     5.53%       13.53%    17.77%
================================================================================

RATIOS/SUPPLEMENTAL  DATA
 Net Assets, End of Period (Millions)                $53          $46       $19
 Ratio of Total Expenses to
  Average Net Assets                               0.10%        0.10%    0.10%+
 Ratio of Net Investment Income to
   Average Net Assets                              0.73%        0.76%    0.74%+
 Turnover Rate                                       25%          64%       27%
================================================================================
 *Since inception, April 21, 1999.
**Total return figures do not reflect the purchase fee (0.50% from April 1, 2000, through March 31, 2002; 1% from inception through March 31, 2000); the 2% redemption fee on shares that are held in the Fund for less than one year; or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

29

--------------------------------------------------------------------------------
                                        VANGUARD TAX-MANAGED INTERNATIONAL FUND
                                                           INSTITUTIONAL SHARES
                                                                     JAN. 4* TO
                                                                  DEC. 31, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD**                                   $10.13
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                     .123
 Net Realized and Unrealized Gain (Loss) on Investments                  (2.329)
--------------------------------------------------------------------------------
   Total from Investment Operations                                      (2.206)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                     (.134)
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
   Total Distributions                                                    (.134)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 7.79
================================================================================

TOTAL RETURN**                                                          -21.77%
================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                       $55
 Ratio of Total Expenses to Average Net Assets                           0.22%+
 Ratio of Net Investment Income to Average Net Assets                    1.68%+
 Turnover Rate                                                              20%
================================================================================
 *Inception.
**Total return figure does not reflect the 0.25% purchase fee imposed prior to April 1, 2002, or the 2% redemption fee on shares that are held in the Fund for less than one year.
 +Annualized.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT: $10 million. Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.

TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

31

PURCHASE RULES YOU SHOULD KNOW
^THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

REDEMPTION FEES
The Funds charge a 2% redemption fee on shares held for less than one year, and a 1% redemption fee on shares held at least one year but less than five years. The fee applies to shares redeemed within five years of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the fund. Shares held for one year or more are not subject to the 2% fee. Shares held for five years or more are not subject to the 1% fee.
     We will always redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration, (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Funds may waive or modify redemption fees for certain categories of investors.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

33

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

     If you are exchanging into or out of the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX(TM) FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, and GROWTH AND INCOME FUND, these limits generally are as follows:
o No online or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will not be accepted. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 1 1/2 hours prior to the scheduled close. (For example, if the New York Stock Exchange is scheduled to close at 1 p.m., Eastern time, the cut-off for online and phone exchanges will be 11:30 a.m., Eastern time.)

o No more than two exchanges OUT of a fund may be requested online or by telephone within any 12-month period.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply: n No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.

35

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o    Ten-digit account number.
o    Complete owner name and address.
o    Primary Social Security or employer identification number.
o    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

VANGUARD.COM(TM)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days: the U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars or shares).
o    Signatures of all owners exactly as registered on the account.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
Each Vanguard fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor. No redemption fee will be imposed on share class conversions.

37

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single-category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Tax-Managed Funds will be mailed twice a year, in February and August. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Funds' holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
o    For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o    For fund and service information
o    For literature requests
o    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

39

FUND NUMBERS
Please use the specific fund number when contacting us about:
 Vanguard Tax-Managed Growth and Income Fund Institutional Shares--136 Vanguard Tax-Managed Capital Appreciation Fund Institutional Shares--135 Vanguard Tax-Managed Small-Cap Fund Institutional Shares--118
 Vanguard Tax-Managed International Fund Institutional Shares--137

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform-- a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard Tax-Managed Funds, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Funds' investments is available in
the Funds' annual and semiannual
reports to shareholders. In the Funds'
annual report, you will find a
discussion of the market conditions
and investment strategies that
significantly affected the Funds'
performance during their last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Funds or other
Vanguard funds, please contact us
as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's
Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Funds
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Funds
are also available on the SEC's
Internet site at http://www.sec.gov,
or you can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Funds' Investment Company Act
file number: 811-07175

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I087 042002

                                     PART B

                           VANGUARD TAX-MANAGED FUNDS

                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 12, 2002

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated April 12, 2002). To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders, which contains the Trust's Financial Statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                              1-800-662-7447 (SHIP)

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DESCRIPTION OF THE TRUST.....................................................B-1
INVESTMENT POLICIES..........................................................B-3
PURCHASE OF SHARES...........................................................B-8
REDEMPTION OF SHARES.........................................................B-9
SHARE PRICE..................................................................B-9
FUNDAMENTAL INVESTMENT LIMITATIONS..........................................B-10
MANAGEMENT OF THE FUNDS.....................................................B-11
PORTFOLIO TRANSACTIONS......................................................B-17
YIELD AND TOTAL RETURN......................................................B-17
FINANCIAL STATEMENTS........................................................B-22
COMPARATIVE INDEXES.........................................................B-22
APPENDIX A--DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS................B-24

                            DESCRIPTION OF THE TRUST

ORGANIZATION

The Trust was organized as a Maryland corporation in 1994, and was reorganized as a Delaware business trust in June, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Tax-Managed Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940
Act) as an open-end, diversified management investment company.

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue. The Trust currently offers the following funds:

                                                        SHARE CLASSES
                                                        -------------
FUND*                                       INVESTOR    INSTITUTIONAL    ADMIRAL
----                                        --------    -------------    -------
Vanguard Tax-Managed Balanced Fund........     Yes            No           No
Vanguard Tax-Managed Growth
 and Income Fund..........................     Yes           Yes          Yes
Vanguard Tax-Managed Capital
 Appreciation Fund........................     Yes           Yes          Yes
Vanguard Tax-Managed Small-Cap Fund.......     Yes           Yes           No
Vanguard Tax-Managed International Fund...     Yes           Yes           No

                (*individually, a Fund; collectively, the Funds)

SERVICE PROVIDERS

     CUSTODIANS. JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070, serves as the custodian for each Fund except Vanguard Tax-Managed International Fund, which has Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 as its custodian. The custodians are responsible for maintaining each Fund's assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit each Fund's annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of each Fund's shares, other than the possible future termination of any of the Funds. Each Fund or class may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, each Fund and each class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of each Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the fund's net assets, and to change any fundamental policy of the fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event a Fund (or class) liquidates, shareholders will be entitled to receive a pro rata share of the net assets of that Fund (or class). In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.

     CONVERSION RIGHTS. Shareholders of a Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectuses  and  elsewhere  in  this  Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, of 1986, as amended. This special tax status means that a fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

The following policies supplement the investment policies set forth in the Funds' Prospectuses. Unless otherwise noted, the investment policies set forth in the prospectuses and this Statement of Additional Information are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such policy.

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Funds' board of trustees will monitor each Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they will be controlled through careful monitoring procedures.

     LENDING OF SECURITIES. Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange (the Exchange), which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program so long as the exemptive order is in effect and not revoked. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' board of trustees. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers after they have been held for a number of years, and the availability of information about the security's issuer.

     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS. Each Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, or to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a Fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the Fund under a futures contract.

     Most futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their initial margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts for bona fide hedging purposes only.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure.

     Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 3% of the market value of the Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 5% of its total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by each Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     OTHER TYPES OF DERIVATIVES. In addition to futures and options, a Fund may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to, or imbedded in, a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Funds will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet their obligations under the derivative agreement.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS AND OTHER FEDERAL TAX MATTERS. Except for transactions a Fund has identified as hedging transactions, a Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     FOREIGN INVESTMENTS. Vanguard Tax-Managed International Fund, which shall invest no less than 65% of its assets in foreign securities, invests in stocks included in the Morgan Stanley Capital International EAFE Index, which is comprised of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The Fund is authorized to enter into forward foreign currency exchange contracts. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund intends to enter into such contracts primarily to gain currency exposure when investing in stock index futures, and to settle trades in a foreign currency, and generally will not do so to avoid changes in the portfolio's value caused by changes in currency exchange rates.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the nonrecovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund seeks long-term capital appreciation and any income should be considered incidental.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction, It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts Vanguard Tax-Managed International Fund may make or enter into will be subject to the special currency rules described above.

     FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a Fund's total assets are invested in securities of foreign issuers, the Fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a tax credit or deduction on their tax returns. If shareholders meet certain holding period requirements with respect to Fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains than were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

     A shareholder that is a nonresident alien for U.S. tax purposes may be subject to adverse U.S. tax consequences. For example, dividends and short-term capital gains paid by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if applicable). Foreign investors are urged to consult their tax advisers regarding the U.S. tax treatment of ownership of shares in the Fund.

     NON-INVESTMENT-GRADE PURCHASES. The Balanced Fund will invest 50%-55% of its assets in municipal securities which provide interest exempt from Federal income taxes.

     The Fund may invest in municipal securities that are subject to the Alternative Minimum Tax (AMT). Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the AMT--a special tax system that ensures that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal regular income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items."

     At least 75% of the municipal securities purchased by the Tax-Managed Balanced Fund must be rated in one of the top three ratings categories (Aaa, Aa, and A by Moody's, or AAA, AA, and A by Standard & Poor's). No more than 20% of the Fund's assets may be rated Baa (by Moody's) or BBB (by Standard & Poor's.) The remaining 5% may be lower-rated or unrated. Bonds rated below Baa (by Moody's) or BBB (by Standard & Poor's) may include bonds rated as low as C (by Moody's) or D (by Standard & Poor's.)

     In the event that a particular municipal security held by the Fund is downgraded below the minimum investment level permitted by the Fund's investment policies, the trustees and officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objectives of the Fund.

     MUNICIPAL LEASE OBLIGATIONS. Each Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of the Funds' board of trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Funds' 15% limit on illiquid securities. The factors that the Fixed Income Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the Fund.

     In the case of any unrated municipal lease obligations, a Fixed Income Group analyst will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. In addition, the Fixed Income Group's liquidity determinations will incorporate those factors mentioned above.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the regular close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restriction on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     A redemption fee of 2% of the value of a Fund's shares redeemed will be deducted from the redemption proceeds if shares held for less than one year are redeemed. A redemption fee of 1% of the value of shares redeemed will be deducted from the redemption proceeds if shares held for at least one year but less than five years are redeemed. These fees are paid directly to the Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by a Fund. In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. In order to substantiate the death, a certified copy of the death certificate must be provided.

     We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, or convert them to a different share class, the shares will retain their redemption fee status. If you transfer or convert less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

     For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or, 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

     All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

     From time to time, the Funds may waive or modify redemption fees for certain categories of investors.

                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share for the Tax-Managed Growth and Income, Capital Appreciation, Small-Cap, and International Funds is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. Net asset value per share for the Tax-Managed Balanced Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Bonds held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. Each Fund may not invest in commodities or commodity contracts, except that it may invest in stock and bond futures contracts, options, and options on futures contracts. No more than 3% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 5% of a Fund's total assets may be invested in futures contracts at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not; (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets approved by the Fund's shareholders, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares a Fund acquires pursuant to
Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and, in the case of Tax-Managed Balanced Fund, bonds secured by real estate.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. Each Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents the Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of The Vanguard Group of Investment Companies, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                             MANAGEMENT OF THE FUNDS



THE VANGUARD GROUP
Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds including Vanguard Tax-Managed Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but places substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (1) each Vanguard fund may be called upon to invest a maximum of 0.40% of its assets in Vanguard and (2) there is no limit on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. At December 31, 2001, each of the Tax-Managed Funds had contributed capital to Vanguard representing 0.02% of its net assets. The total amount contributed by the Funds was $1,146,000, which represented 1.15% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned Subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of
0.20 of 1% of its average month-end net assets.

     During the fiscal years ended December 31, 1999, 2000, and 2001, the Tax-Managed Funds incurred the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:

FUND                                   1999           2000           2001
----                                   ----           ----           ----
Tax-Managed Balanced Fund....... $  406,000     $  665,000     $  679,000
Tax-Managed Growth and
 Income Fund....................  1,217,000      4,424,000      3,902,000
Tax-Managed Capital
 Appreciation Fund..............  1,254,000      5,216,000      4,588,000
Tax-Managed Small-Cap Fund......     17,000*       481,000        847,000
Tax-Managed International Fund..     17,000*       190,000        715,000

*Since Inception:  February 22, 1999, for Tax-Managed Small-Cap Fund; August 17,
 1999, for Tax-Managed International Fund.

     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to the funds. These services are provided on an at-cost basis by Vanguard's Quantitative Equity Group and Vanguard's Fixed Income Group. The compensation and other expenses of this staff are paid by the funds utilizing these services.

     Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Quantitative Equity and Fixed Income Groups. The board has a standing request that Vanguard provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of each Fund's internalized management. This information includes monthly, quarterly, and annual performance analyses from Vanguard. Each Fund's portfolio managers meet with the board from time to time to discuss the management and performance of the Fund and respond to the board's questions concerning the Fund's performance.

     When the board considers whether to continue the internalized management structure of each Fund, the board takes into account numerous factors, including:

..    The nature, extent, and quality of the services provided.

..    The investment performance of the Fund.

..    The fair market value of the services provided.

..    A  comparative  analysis of expense  ratios of, and advisory  fees paid by, similar funds.

..    Vanguard's  control  of the  operating  expenses  of  each  Fund,  such  as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.

     During the fiscal years ended December 31, 1999, 2000, and 2001, the Funds paid approximately the following amounts for investment advisory services:

FUND                                   1999           2000           2001
----                                   ----           ----           ----
Tax-Managed Balanced Fund.......    $83,000        $38,000        $46,000
Tax-Managed Growth and
 Income Fund....................     67,000         46,000         55,000
Tax-Managed Capital
 Appreciation Fund..............     67,000         46,000         55,000
Tax-Managed Small-Cap Fund......     27,000*        15,000         18,000
Tax-Managed International Fund..      1,000*        15,000         18,000

*Since Inception:  February 22, 1999, for Tax-Managed Small-Cap Fund; August 17,
 1999, for Tax-Managed International Fund.

OFFICERS AND TRUSTEES

The officers of the Funds manage their day-to-day operations under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; or until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUNDS               SINCE                  THE PAST FIVE YEARS                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive              106
(1954)                       Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in           106
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                  December, 2001         Chairman and Chief Executive Officer                 84
(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September 1999), and Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication
                                                                             components); Board Member of American
                                                                             Chemistry Council; Trustee of Drexel University.

JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer, and      106
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUNDS               SINCE                  THE PAST FIVE YEARS                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------

Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of               104
(1932)                                                                       Economics, Princeton University; Director of
                                                                             Vanguard Investment Series plc (Irish
                                                                             investment fund) since November, 2001,
                                                                             Vanguard Group (Ireland) Limited (Irish
                                                                             investment management firm) since November, 2001,
                                                                             Prudential Insurance Co. of America,  BKF
                                                                             Capital (investment management firm), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive                106
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive                106
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel               106
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;              106
(1957)                                                                       Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 over each Fund's past two fiscal years. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

..    Audit  Committee:  This  committee  oversees the  accounting  and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

..    Compensation  Committee:  This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held one meeting during the Funds' last fiscal year.

..    Nominating  Committee:  This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc., and the board of trustees of the Funds (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held one meeting during the Funds' last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund.

                                                         DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                        FUND SHARES OWNED      VANGUARD FUND SHARES
NAME OF FUND                    NAME OF TRUSTEE             BY TRUSTEE           OWNED BY TRUSTEE
--------------------------------------------------------------------------------------------------------
VANGUARD TAX-MANAGED
BALANCED FUND                   John J. Brennan                None               Over $100,000
                                Charles D. Ellis               None               Over $100,000
                                Rajiv L. Gupta                 None               Over $100,000
                                JoAnn Heffernan Heisen         None               Over $100,000
                                Burton G. Malkiel              None               Over $100,000
                                Alfred M. Rankin, Jr.          None               Over $100,000
                                J. Lawrence Wilson             None               Over $100,000

VANGUARD TAX-MANAGED GROWTH
AND INCOME FUND                 John J. Brennan           Over $100,000           Over $100,000
                                Charles D. Ellis               None               Over $100,000
                                Rajiv L. Gupta                 None               Over $100,000
                                JoAnn Heffernan Heisen         None               Over $100,000
                                Burton G. Malkiel              None               Over $100,000
                                Alfred M. Rankin, Jr.          None               Over $100,000
                                J. Lawrence Wilson             None               Over $100,000

VANGUARD TAX-MANAGED CAPITAL
APPRECIATION FUND               John J. Brennan           Over $100,000           Over $100,000
                                Charles D. Ellis               None               Over $100,000
                                Rajiv L. Gupta                 None               Over $100,000
                                JoAnn Heffernan Heisen         None               Over $100,000
                                Burton G. Malkiel              None               Over $100,000
                                Alfred M. Rankin, Jr.          None               Over $100,000
                                J. Lawrence Wilson        Over $100,000           Over $100,000

VANGUARD TAX-MANAGED
SMALL-CAP FUND                  John J. Brennan           Over $100,000           Over $100,000
                                Charles D. Ellis               None               Over $100,000
                                Rajiv L. Gupta                 None               Over $100,000
                                JoAnn Heffernan Heisen         None               Over $100,000
                                Burton G. Malkiel              None               Over $100,000
                                Alfred M. Rankin, Jr.          None               Over $100,000
                                J. Lawrence Wilson        Over $100,000           Over $100,000

                                      B-15

                                                         DOLLAR RANGE OF    AGGREGATE DOLLAR RANGE OF
                                                        FUND SHARES OWNED      VANGUARD FUND SHARES
NAME OF FUND                    NAME OF TRUSTEE             BY TRUSTEE           OWNED BY TRUSTEE
--------------------------------------------------------------------------------------------------------
VANGUARD TAX-MANAGED
INTERNATIONAL FUND              John J. Brennan         $50,000--$100,000         Over $100,000
                                Charles D. Ellis               None               Over $100,000
                                Rajiv L. Gupta                 None               Over $100,000
                                JoAnn Heffernan Heisen         None               Over $100,000
                                Burton G. Malkiel              None               Over $100,000
                                Alfred M. Rankin, Jr.          None               Over $100,000
                                J. Lawrence Wilson             None               Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with three exceptions, which are noted in the table appearing on page B-17), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

..    The  independent  trustees  receive an annual fee for their  service to the funds, which is subject to reduction based on absences from scheduled board meetings.

..    The  independent  trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

..    Upon  retirement  (after  attaining  age 65 and  completing  five  years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Tax-Managed Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                                 VANGUARD TAX-MANAGED FUNDS
                                    COMPENSATION TABLE

                                                PENSION OR                         TOTAL COMPENSATION
                            AGGREGATE       RETIREMENT BENEFITS      ACCRUED            FROM ALL
                          COMPENSATION      ACCRUED AS PART OF     RETIREMENT        VANGUARD FUNDS
                              FROM             THESE FUNDS'        BENEFITS AT           PAID TO
NAMES OF TRUSTEES        THESE FUNDS(1)        EXPENSES(1)       JANUARY 1, 2001       TRUSTEES(2)
---------------------------------------------------------------------------------------------------------
John J. Brennan               None                 None                 None               None
Charles D. Ellis            $1,082                  N/A                  N/A           $104,000
Rajiv L. Gupta(3)              N/A                  N/A                  N/A                N/A
JoAnn Heffernan Heisen       1,082                 $126              $23,607            104,000
Bruce K. MacLaury(4)         1,132                  111               78,176             99,000
Burton G. Malkiel            1,087                  111               90,680            104,000
Alfred M. Rankin, Jr.        1,082                   73               46,267            104,000
James O. Welch, Jr.(4)       1,082                  134               97,720            104,000
J. Lawrence Wilson           1,239                   49               67,240            119,000
---------------------------------------------------------------------------------------------------------

(1) The amounts shown in this column are based on the Funds' fiscal year ended December 31, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel; 86 in the case of Mr. MacLaury; and 84 in the case of Mr. Gupta) for the 2001 calendar year.
(3)  Mr. Gupta joined the Funds' board, effective December 31, 2001.
(4) Mr. MacLaury and Mr. Welch retired from the Funds' board, effective December 31, 2001.

                             PORTFOLIO TRANSACTIONS

In placing portfolio transactions, Vanguard uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Funds.

     During the fiscal years ended December 31, 1999, 2000, and 2001, the Funds paid the following amounts as brokerage commissions:

FUND                                   1999           2000           2001
----                                   ----           ----           ----
Tax-Managed Balanced Fund.......   $ 33,000       $ 33,000       $ 54,000
Tax-Managed Growth and
 Income Fund....................    207,000        129,000        116,000
Tax-Managed Capital
 Appreciation Fund..............    493,000        792,000        556,000
Tax-Managed Small-Cap Fund......    130,000*       324,000        240,000
Tax-Managed International Fund..    243,000*       286,000        619,000

*Since Inception:  February 22, 1999, for Tax-Managed Small-Cap Fund; August 17,
 1999, for Tax-Managed International Fund.

                            YIELD AND TOTAL RETURN

The annualized yield of each Fund's Investor, Institutional, and Admiral Shares for the 30-day period ended December 31, 2001, were as follows:

FUND                                      INVESTOR       ADMIRAL   INSTITUTIONAL
----                                      --------       -------   -------------
Tax-Managed Balanced Fund...............     2.26%          N/A             N/A
Tax-Managed Growth and Income Fund......     1.18          1.22%           1.28%
Tax-Managed Capital Appreciation Fund...     0.69          0.73            0.79
Tax-Managed Small-Cap Fund..............     0.60           N/A            0.70
Tax-Managed International Fund..........      N/A           N/A             N/A

  The average annual total return (both before and after taxes) of each Fund for the one- and five-year periods, and since inception, ended December 31, 2001, are set forth below:

                                                                 SINCE INCEPTION
                                   1 YEAR ENDED   5 YEARS ENDED            ENDED
                                  12/31/2001(1)   12/31/2001(1)    12/31/2001(2)
                                  ----------      ----------       ----------
VANGUARD TAX-MANAGED
 BALANCED FUND INVESTOR SHARES
 Return Before Taxes                     -4.50%           8.60%           10.53%
 Return After Taxes on Distributions     -4.64            8.47            10.38
 Return After Taxes on Distributions
  and Sale of Fund Shares                -1.89            7.49             9.24

VANGUARD TAX-MANAGED GROWTH AND
 INCOME FUND INVESTOR SHARES
 Return Before Taxes                    -12.81%          10.73%           14.93%
 Return After Taxes on Distributions    -13.23           10.21            14.26
 Return After Taxes on Distributions
  and Sale of Fund Shares                -7.81            8.62            12.38

VANGUARD TAX-MANAGED GROWTH AND
 INCOME FUND INSTITUTIONAL SHARES
 Return Before Taxes                    -12.72%            N/A           -1.89%
 Return After Taxes on Distributions    -13.17             N/A            -2.37
 Return After Taxes on Distributions
  and Sale of Fund Shares                -7.75             N/A            -1.72

VANGUARD TAX-MANAGED CAPITAL
 APPRECIATION FUND INVESTOR SHARES
 Return Before Taxes                    -16.18%          10.59%           14.39%
 Return After Taxes on Distributions    -16.40           10.37            14.13
 Return After Taxes on Distributions
  and Sale of Fund Shares                -9.86            8.67            12.16

VANGUARD TAX-MANAGED CAPITAL
 APPRECIATION FUND INSTITUTIONAL
 SHARES
 Return Before Taxes                    -16.11%            N/A            -0.57%
 Return After Taxes on Distributions    -16.35             N/A            -0.79
 Return After Taxes on Distributions
  and Sale of Fund Shares                -9.80             N/A            -0.55

VANGUARD TAX-MANAGED SMALL-CAP
 FUND INVESTOR SHARES(3)
 Return Before Taxes                      3.87%            N/A            15.43%
 Return After Taxes on Distributions      3.64             N/A            15.17
 Return After Taxes on Distributions
  and Sale of Fund Shares                 2.35             N/A            12.50

VANGUARD TAX-MANAGED SMALL-CAP
 FUND INSTITUTIONAL SHARES(3)
 Return Before Taxes                      3.95%            N/A            12.99%
 Return After Taxes on Distributions      3.70             N/A            12.71
 Return After Taxes on Distributions
 and Sale of Fund Shares                  2.42             N/A            10.45

VANGUARD TAX-MANAGED INTERNATIONAL FUND
 INVESTOR SHARES(4)
 Return Before Taxes                    -22.91%            N/A            -9.31%
 Return After Taxes on Distributions    -23.31             N/A            -9.67
 Return After Taxes on Distributions
  and Sale of Fund Shares               -13.87             N/A            -7.46

(1) Total return figures reflect the 2% fee assessed on redemptions of shares that are held in a Fund for less than one year and the 1% fee assessed on redemptions of shares that are held in a Fund for at least one year but less than five years.
(2) Total return figures reflect the 2% fee assessed on redemptions of shares that are held in a Fund for less than one year and the 1% fee assessed on redemptions of shares that are held in a Fund for at least one year but less than five years. Since inception for Balanced Fund, Growth and Income Fund, and Capital Appreciation Fund Investor Shares (September 6, 1994); Growth and Income Fund Institutional Shares (March 4, 1999); Capital Appreciation Fund Institutional Shares (February 24, 1999); Small-Cap Fund Investor Shares (March 25, 1999); Small-Cap Fund Institutional Shares (April 21, 1999); International Fund Investor Shares (August 17, 1999).

(3) Total return figures reflect the 0.50% transaction fee on share purchases imposed prior to April 1, 2002.
(4) Total return figures reflect the 0.25% transaction fee on share purchases imposed prior to April 1, 2002.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, and ten years, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               T = (ERV/P)1/n - 1

     Where:
              T    =average annual total return
              P    =a hypothetical initial investment of $1,000
              n    =number of years
            ERV    =ending  redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)

Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                               T = (ATVD/P)1/n - 1

     Where:
              T    =average annual total return (after taxes on distributions)
              P    =a hypothetical initial investment of $1,000
              n    =number of years
           ATVD    =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.
4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                              T = (ATVDR/P)1/n - 1

     Where:
              T    =average  annual total return  (after taxes on  distributions and redemption)
              P    =a hypothetical initial investment of $1,000
              n    =number of years
          ATVDR    =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:
1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.
2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.
3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.
5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.
6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.
     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).
     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.
     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.
     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

     Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELD

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)6 - 1]

     Where:

          a   =dividends and interest earned during the period.
          b   =expenses accrued for the period (net of
               reimbursements).
          c   =the average daily number of shares outstanding during
               the period that were entitled to receive dividends.
          d   =the maximum offering price per share on the last day of
               the period

                              FINANCIAL STATEMENTS

The Funds' financial statements as of and for the year ended December 31, 2001, appearing in the Vanguard Tax-Managed Funds' 2001 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Funds'
performance, please see the 2001 Annual Report to Shareholders, which may be obtained without charge.

                               COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies. Each of the investment company members, including each Fund of Vanguard Tax-Managed Funds, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's (S&P) Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the S&P 500 Index with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600 INDEX--is composed of 600 small sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL   1000   INDEX--consists   of   approximately   1,000  large-  and  mid-
capitalization stocks.

RUSSELL 2000 INDEX--is composed of approximately 2,000 small-capitalization stocks.

RUSSELL 3000 INDEX--consists of approximately 3,000 large-, mid-, and small-capitalization stocks.

SELECT EMERGING MARKETS INDEX--is an unpublished index which includes common stocks of companies located in the countries 12 emerging markets.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly-issued, nonconvertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX--is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT BOND INDEX--all publicly-offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issued rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current-coupon high grade general-obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% S&P 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX--65% S&P 500 Index and 35% Lehman Brothers Credit A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Credit A or Better Bond Index, 26% S&P Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Telecommunication Services Index.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated A, AA, or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The Index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The Index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The Index has a market value of over $900 billion.

LEHMAN BROTHERS MUNICIPAL BOND INDEX--is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.

LIPPER SMALL-CAP GROWTH FUND--an industry benchmark of average mutual funds that by prospectus or portfolio practice invests primarily in growth companies with market capitalizations less than $1 billion at the time of purchase, as measured by Lipper Inc.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

MARKETING AND ADVERTISING MATERIALS FOR THE VANGUARD TAX-MANAGED FUNDS MAY FROM TIME TO TIME REFERENCE DATA FROM THE FOLLOWING STUDIES.

Joel M. Dickson and John B. Shoven, "Ranking Mutual Funds on an After Tax Basis," Center for Economic Policy Research, Publication Number 344, April 1993.

          APPENDIX A--DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

Vanguard Tax-Managed Balanced Fund invests 50%-55% of its assets in municipal bonds and other municipal securities.

     Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than 397 days' notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

     The Fund may purchase municipal bonds subject to so-called "demand features." In such cases the Fund may purchase a security that is nominally long-term, but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity rate.

     Municipal Bonds are sometimes purchased on a "when issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate the Fund's investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objectives and policies.

     EXCERPTS FROM MOODY'S  INVESTORS  SERVICE,  INC.'S  MUNICIPAL BOND RATINGS:
Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa--poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:
MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both: MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION   OF  MOODY'S   HIGHEST   COMMERCIAL   PAPER  RATING:   PRIME-1
(P-1)--judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     EXCERPTS  FROM  STANDARD & POOR'S  CORPORATION'S  MUNICIPAL  BOND  RATINGS:
AAA--has the highest rating assigned by S & P; extremely strong capacity to pay principal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category;
BB--B--CCC--CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligations; BB is being paid; D--in default, and payment of principal and/ or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     EXCERPT  FROM  STANDARD & POOR'S  CORPORATION'S  RATING OF  MUNICIPAL  NOTE
ISSUES: SP-1+--very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

     DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPERS RATINGS: A-1+--This designation indicates the degree of safety regarding timely payment is overwhelming. A-1--This designation indicates the degree of safety regarding timely payments is very strong.


                                                                   SAI087 042002